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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 27, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2001-2, Mortgage
          Pass-Through Certificates, Series 2001-3).


                                  CWMBS, INC.
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                                  333-51332                               95-4449516
----------------------------------------        ---------------------                  ---------------------
     (State of Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)



                              4500 Park Granada
                              Calabasas, California                                            91302
                    -------------------------------------                                 --------------
                            (Address of Principal                                           (Zip Code)
                              Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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
Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-3, Goldman, Sachs & Co. ("Goldman") as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Goldman Computational Materials") for distribution to its potential investors. Although the Company provided Goldman with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Goldman Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Goldman Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated February 27, 2001.

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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 10, 2001 and the prospectus supplement dated February 23, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-3.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Goldman Computational Materials filed on Form SE dated February 27, 2001.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWMBS, INC.




                                                    By: /s/ Celia Coulter
                                                      ------------------------
                                                            Celia Coulter
                                                            Vice President



Dated:  February 27, 2001

                                 Exhibit Index
                                 -------------



Exhibit                                                               Page
-------                                                               ----

99.1.    Goldman Computational Materials filed on Form SE dated
         February 27, 2001.                                             6

                                 EXHIBIT 99.1
                                 ------------

   Goldman Computational Materials filed on Form SE dated February 27, 2001.

                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                         February 27, 2001


BY MODEM:
---------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


         Re:      CWMBS, Inc.
                  Alternative Trust Loan 2001-2
                  Mortgage Pass-Through Certificates,
                  Series 2001-3
                  ---------------------------------------


Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                Very truly yours,

                                                /s/ Amy Sunshine

                                                Amy Sunshine







Enclosure